Exhibit 23(a)

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  ------------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 4, 1994, included in Central Illinois Light Company's Form 10-K for the year ended December 31, 1993, and to all references to our firm included in this registration statement.


                                                        ARTHUR ANDERSEN LLP


Chicago, Illinois
November 3, 1994